SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 3, 1998

                         HUMAN PHEROMONE SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)

                                     0-23544
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                                   (Commission
                                  File Number)

        CALIFORNIA                                                94-3107202
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(State or other jurisdiction                                    (IRS Employer
    of incorporation)                                        Identification No.)

                  4034 CLIPPER COURT, FREMONT, CALIFORNIA 94538
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               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (510) 226-6874

                                EROX CORPORATION
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          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On June 3, 1998, Erox Corporation (the "Company") filed a Certificate of Amendment to the Articles of Incorporation, a copy of which is attached herein as Exhibit 3.1, changing its name to "Human Pheromone Sciences, Inc."

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  3.1      Certificate   of   Amendment   to  the   Articles  of
                           Incorporation of Erox Corporation filed with the California Secretary of State on June 3, 1998

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUMAN PHEROMONE SCIENCES, INC.



Date:  June 8, 1998
                By: /s/ William P. Horgan
                                         ---------------------------------------
                                      William P. Horgan, Chief Executive Officer

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                                  EXHIBIT INDEX

 Exhibit
 -------
   3.1 Certificate of Amendment to the Articles of Incorporation of Erox Corporation filed with the California Secretary of State on June 3, 1998